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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 7, 2001

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                                  MAXIMUS, INC.
               (Exact Name of Registrant as Specified in Charter)

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

              VIRGINIA                                1-12997                    54-1000588
   (State or Other Jurisdiction of             (Commission File Number)        (I.R.S. Employer
   Incorporation or Organization)                                              Identification No.)
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                 11419 SUNSET HILLS ROAD, RESTON, VIRGINIA 20190
          (Address of Principal Executive Offices, including Zip Code)


                                 (703) 251-8500
              (Registrant's telephone number, including area code)

                                   -----------


                                 NOT APPLICABLE
             (Former Name or Address, if Changed Since Last Report)


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ITEM 9.  REGULATION FD DISCLOSURE

         MAXIMUS, Inc. ("MAXIMUS" or the "Company") is filing this Current Report on Form 8-K to disclose certain financial information reflecting a reorganization of its principal operating segments from two groups to three groups as if the Company had historically operated under three groups.

         In October 2000, the Company reorganized its divisions into three groups (the Government Operations Group, the Consulting Group and the Systems Group) in order to better focus and manage the Company's existing and future technology assets. The Company's core technology assets have been moved to the newly-created Systems Group. The divisions now included in the Systems Group are Carrera-MAXIMUS, CSI-MAXIMUS, Public Systems, Intelligent Technologies, and CCI-MAXIMUS (formerly part of the Information Technology Division). The core consulting divisions such as Systems Planning and Integration, Human Services, Spectrum-MAXIMUS and DMG-MAXIMUS remain in the Consulting Group.

         The Company is herein providing certain financial segment information for earlier periods to reflect this change in the composition of its reportable segments as if the Company had operated under three groups rather than two groups during the last two fiscal years. This information is being provided for comparison purposes only. In all future filings, MAXIMUS will provide similar financial segment information for each of the Government Operations Group, the Consulting Group and the Systems Group.

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
 (Dollars in thousands)                                          QUARTER ENDED
                                ------------------------------------------------------------------------------------
                                DEC. 31,   MAR. 30,   JUNE 30,  SEPT. 30,   DEC. 31,   MAR. 31,   JUNE 30,  SEPT. 30,
                                  1998       1999      1999       1999       1999       2000       2000      2000
                                --------  ---------   --------  ---------   ---------  --------   --------  --------
Revenues:
 Government Operations Group      $38,817    $42,544   $47,427    $48,640   $51,180    $54,030    $55,629   $60,338
 Consulting Group                  24,512     23,030    24,796     27,641    27,141     27,255     31,150    34,371
 Systems Group                      9,017     10,716    11,945     10,455    11,362     12,216     18,798    15,694
                                 --------   --------  --------   --------- --------   --------   --------  --------
Total revenues                    $72,346    $76,290   $84,168    $86,736   $89,683    $93,501   $105,577  $110,403
                                 ========  =========  ========   ========  ========   ========   ========  ========

Gross profit:
 Government Operations Group      $ 6,688    $ 8,723   $ 9,494   $ 10,078  $ 11,167    $12,347    $12,733  $ 14,736
 Consulting Group                  10,018     10,102    10,452     11,032    11,327     10,855     12,352    15,448
 Systems Group                      3,407      4,571     5,755      4,308     5,104      6,050      8,660     5,765
                                 --------   --------  --------   --------- --------   --------   --------  --------
Total gross profit                $20,113    $23,396   $25,701    $25,418   $27,598    $29,252    $33,745   $35,949
                                 ========  =========  ========   ========  ========   ========   ========  ========

Income from operations:
 Government Operations Group      $ 2,566    $ 4,428   $ 4,773    $ 5,049   $ 4,961    $ 6,608    $ 6,516   $ 5,214
 Consulting Group                   5,028      4,059     4,238      5,759     5,172      4,733      5,196     7,198
 Systems Group                      1,258      2,007     2,606      1,491     1,765      2,259      2,708     (820)
                                 --------   --------  --------   --------- --------   --------   --------  --------
Total income from operations      $ 8,852    $10,494   $11,617    $12,299   $11,898    $13,600    $14,420   $11,592
                                 ========  =========  ========   ========  ========   ========   ========  ========
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXIMUS, INC.


Date: February 7, 2001         By:         /s/ F. ARTHUR NERRET
                                    ------------------------------------
                                    F. Arthur Nerret
                                    Vice President, Finance and Chief Financial
                                    Officer (Principal Financial and Accounting
                                    Officer)